                 SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


                            ------------

                              FORM 8-K

                            ------------


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 30, 1996
- ------------------------------------------------------------------



                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code 214-995-2551
      ---------------------------------------------------------------




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ITEM 5.   Other Events.

     The information set forth in the Registrant's news releases dated May 29, 1996 and May 30, 1996 (attached hereto as Exhibit 21) is incorporated herein by reference to such news releases.

ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

               21            Registrant's news releases
                             dated May 29, 1996 and
                             May 30, 1996


                                SIGNATURE
                                ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED

                                   By /s/ O. WAYNE COON
                                          O. Wayne Coon
                                          Chief Corporate Counsel
                                          and Assistant Secretary






Date: May 30, 1996


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                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
- --------------      ----------------------        -----------------


     21             Registrant's news releases          E
                    dated May 29, 1996 and
                    May 30, 1996
